UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of earliest event reported):

August 25, 2005

WORLD OMNI AUTO RECEIVABLES LLC

(Exact name of registrant and grantor of the Trust as specified in its charter)

WORLD OMNI AUTO RECEIVABLES TRUST 2005–B

(Issuer with respect to the Securities)

Delaware

(State or other Jurisdiction of Incorporation)

333-117810

(Commission File Number)

52-2184798

(Registrant’s I.R.S. Employer Identification No.)

World Omni Auto Receivables LLC

190 Jim Moran Blvd.

Deerfield Beach, FL 33442

(Address of principal executive offices of registrant, including Zip Code)

Registrant’s telephone number, including area code: (954) 429-2200

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a—12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 25, 2005, World Omni Auto Receivables LLC, a Delaware limited liability company (the “Registrant”), entered into an amended and restated trust agreement (the “Trust Agreement”), a copy of which is filed as an exhibit hereto, with Chase Bank USA, National Association, as owner trustee, relating to World Omni Auto Receivables Trust 2005-B (the “Trust”), a Delaware statutory trust created on August 5, 2005. On August 25, 2005, the Trust, the Registrant, as seller, and World Omni Financial Corp., as servicer (the “Servicer”), entered into a Sale and Servicing Agreement (the “Sale and Servicing Agreement”), a copy of which is filed as an exhibit hereto, pursuant to which motor vehicle retail installment sale contracts and related property were transferred by the Registrant to the Trust. On August 25, 2005, the Trust issued to World Omni Auto Receivables LLC the Auto Receivables Backed Notes, Series 2005-B, Class A-1, Class A-2, Class A-3, Class A-4 (the “Class A Notes”) and Class B (the “Class B Notes” and, together with the Class A Notes, the “Notes”), having an aggregate original principal amount of $963,947,000, pursuant to an Indenture (the “Indenture”), dated as of August 25, 2005, between the Trust and Deutsche Bank Trust Company Americas, as indenture trustee, a copy of which is filed as an exhibit hereto. The Class A Notes were sold by World Omni Auto Receivables LLC to Barclays Capital Inc., Wachovia Capital Markets, LLC, Banc of America Securities LLC, Credit Suisse First Boston LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriters, pursuant to an Underwriting Agreement, dated as of August 15, 2005, (the “Underwriting Agreement”), by and among the Registrant, the Servicer, and Barclays Capital Inc. and Wachovia Capital Markets, LLC, as representatives of the underwriters, a copy of which is filed as an exhibit hereto, and sold to the public. The Class B Notes were initially retained by World Omni Auto Receivables LLC.

Interest on the Notes will be distributed on each Payment Date (as defined in the Indenture). Monthly distributions in reduction of the principal amount of the Notes will be allocated to the Notes in accordance with the priorities set forth in the Indenture.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of August 15, 2005.

Exhibit 4.1	Sale and Servicing Agreement, dated as of August 25, 2005.

Exhibit 4.2	Indenture, dated as of August 25, 2005.

Exhibit 4.3	Trust Agreement, dated as of August 25, 2005.

Exhibit 99.1	Receivables Purchase Agreement, dated as of August, 2005.

Exhibit 99.2	Administration Agreement, dated as of August 25, 2005.

Exhibit 99.3	Swap Counterparty Rights Agreement, dated as of August 25, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD OMNI AUTO RECEIVABLES LLC (Registrant)

	By:	/s/ Cheryl Scully
Dated: August 25, 2005	Name:	Cheryl Scully
	Its:	Assistant Treasurer

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INDEX OF EXHIBITS

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of August 15, 2005.

Exhibit 4.1	Sale and Servicing Agreement, dated as of August 25, 2005.

Exhibit 4.2	Indenture, dated as of August 25, 2005.

Exhibit 4.3	Trust Agreement, dated as of August 25, 2005.

Exhibit 99.1	Receivables Purchase Agreement, dated as of August 25, 2005.

Exhibit 99.2	Administration Agreement, dated as of August 25, 2005.

Exhibit 99.3	Swap Counterparty Rights Agreement, dated as of August 25, 2005.

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